*West of Hudson Group, Inc.*

# PROMISSORY NOTE

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|---|---|
| **AMOUNT: up to $5,000,000** | **DATE:** 1/2/2020 |

For value received, the terms of this Promissory Note (the "Note") dictate that West of Hudson Group, Inc. (the "Borrower") promises to pay to the order of Amir Ben-Yohanan (the "Lender"), the principal sum of an amount borrowed for ongoing operations but no greater than $5,000,000 in U.S. currency (the "Principal Amount").

**Use of Proceeds:** Proceeds from the value received of this Note shall be used by the Borrower to fund business.

**Interest**: Interest on the Principal Amount shall be equal to 0%

**Terms of Repayment:** The entire Principal Amount shall be fully paid by the Borrower to the Lender on or before January 31st, 2023. ← 2023 ARY

All or any part of the Principal may be prepaid at any time and from time to time without penalty.

This Promissory Note between the Borrower and Lender is signed and dated as per below.

| | |
|---|---|
| ---------------------------------------- | 1/2/2020 |
| **Christian Young** | |
| **West of Hudson Group** | **Date:** |
| Simon Yu | 1/2/2020 |
| **Simon Yu** | |
| **West of Hudson Group** | **Date:** |
| ---------------------------------------- | 1/2/2020 |
| **Amir Ben-Yohanan** | **Date:** |
| (Lender) | |